Updated Data from Phase 2b Trial of Descartes-08 in Myasthenia Gravis December 3, 2024

Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements regarding observations and data from the myasthenia gravis Phase 2a/2b trial, the ability of the Company’s product candidates to be administered in an outpatient setting or without the need for preconditioning lymphodepleting chemotherapy, the potential of Descartes-08, Descartes-15, or any of the Company’s other product candidates to treat myasthenia gravis, systemic lupus erythematosus, juvenile dermatomyositis, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, and enrollment in the Company’s clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. Forward-looking statements PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY2

Miloš Miljković, MD CHIEF MEDICAL OFFICER Carsten Brunn, PhD PRESIDENT AND CEO Call participants PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY3 Blaine Davis CHIEF FINANCIAL OFFICER James F. Howard Jr., MD PROFESSOR OF NEUROLOGY, MEDICINE, AND ALLIED HEALTH UNIVERSITY OF NORTH CAROLINA SCHOOL OF MEDICINE

Deep and durable response maintained over 12 months in participants treated with Descartes-08 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY4 Deepening responses observed over time Durable responses observed over time Deepest responses observed in participants without exposure to prior biologic therapy Safety profile continues to support outpatient administration Planned Phase 3 AURORA study design finalized following meeting with U.S. FDA • Primary endpoint to assess MG-ADL improvement of ≥3 points at Month 4 relative to placebo • Expected to commence in 1H25 MG-ADL, Myasthenia Gravis Activities of Daily Living scale U.S. FDA, United States Food and Drug Administration

AURORA: Randomized double-blind, placebo-controlled Phase 3 trial of Descartes-08 in AChR Ab+ gMG

INCLUSION CRITERIA
- AChR Ab+
- MGFA Class II-IV
- MG-ADL ≥6
- On stable doses of immunosuppressants



Masked Dosing
Six weekly doses of Descartes-08 or placebo
Primary Endpoint Assessment
Descartes-08
Optional open-label retreatment
Descartes-08
~100 Participants 1:1
Placebo
Open Label Follow-Up
Month 5, Month 6, Month 9, Month 12
Open Label Follow-Up
Month 5, Month 6, Month 9, Month 12
Descartes-08
Optional open-label cross-over
WK1
WK6
WK8
WK12
WK16
Masked Follow-Up
Month 1, Month 2, Month 3, Month 4
Single infusion

PRIMARY ENDPOINT
- Proportion of participants with MG-ADL improvement of ≥3 points at Month 4, relative to placebo

SECONDARY OBJECTIVES
- Proportion of participants with MGC improvement of ≥4 points at Month 4
- Safety and tolerability
- QMG, MG QoL 15R, MG-ADL (change from baseline to Month 4)
- Quantify clinical effect of Descartes-08 over 1 year

gMG, Generalized myasthenia gravis
MGFA, Myasthenia Gravis Foundation of America
MGC, Myasthenia Gravis Composite
MG QMG, Quantitative MG Scores
MG QoL 15R, MG Quality of Life 15-revised
AChR Ab+, Acetylcholine receptor autoantibody positive

5 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY
Cartesian therapeutics

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY6 Myasthenia gravis is a rare, progressive autoimmune disease with significant unmet need Current treatments require chronic or frequent administration and have limited durability Characterized by debilitating fatigue and muscle weakness Limbs Respiratory Ocular Facial >120,000 Patients in the U.S. and EU Significant unmet need remains

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY7 Cartesian’s mRNA approach is designed to expand the reach of potent cell therapy products to address autoimmunity No Lymphodepletion No associated cytopenia, secondary malignancies, or other chemotherapy toxicities Administered Outpatient Convenient dosing schedule Delivered at Therapeutic Levels Administered at therapeutic doses without uncontrollable proliferation Transient Cell Modification Does not carry risk of genomic integration

RMAT, Regenerative Medicine Advanced Therapy RPDD, Rare Pediatric Disease Designation Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR Granted U.S. FDA orphan and RMAT designations for generalized myasthenia gravis, and RPDD for juvenile dermatomyositis Typical lot processed for infusion within as little as ~3 weeks PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY8 Descartes-08 is an mRNA CAR T-cell therapy in clinical development for autoimmune disease BCMA, B-cell maturation antigen CAR, Chimeric antigen receptor

Deepening responses observed in participants treated with Descartes-08

Primary Efficacy Dataset



D1 M1 M2 M3 M4 M6 M9 M12
0
−1
−2
−3
−4
−5
−6
MG−ADL score
Clinical meaningful decrease
0
−2
−4
−6
−8
MGC score
Clinical meaningful decrease
Descartes-08
Placebo

Month 3 (n=14), Month 4 (n=12*), Month 6 (n=12), Month 9 (n=8), Month 12 (n=5)
Two participants lost to follow-up

- Average MG-ADL reduction of 5.5 (±1.1) points at Month 4
- 33% of participants achieved minimum symptom expression at Month 6
- 80% of participants reaching Month 12 maintained clinically meaningful response

9 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Minimum symptom expression: MG-ADL 0-1

Cartesian therapeutics

Deepest responses observed in participants with no prior exposure to complement or FcRn inhibitors PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY10 • Average MG-ADL reduction of 6.6 (±1.5) points at Month 4 • 57% of participants achieved minimum symptom expression at Month 6 • 100% of participants reaching Month 12 maintained clinically meaningful response Primary Efficacy Dataset (No Prior Biologics) Month 3 (n=9), Month 4 (n=7*), Month 6 (n=7), Month 9 (n=4), Month 12 (n=2) *Two participants lost to follow-up Descartes-08 Clinical meaningful decrease Clinical meaningful decrease

Safety profile continues to support outpatient administration

	Descartes-08 (n=20)			Placebo (n=16)		
	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Headache	7 (35%)	4 (20%)		2 (13%)	3 (19%)	
Chills	8 (40%)	4 (20%)				
Nausea	3 (15%)	6 (30%)		1 (6%)	2 (13%)	
Fever	7 (35%)	4 (20%)	1 (5%)			
Fatigue	4 (20%)	1 (5%)		1 (6%)		
Myalgia	4 (20%)	2 (10%)				
Infusion related reaction	1 (5%)	2 (10%)	1 (5%)	1 (6%)		
Muscle weakness	1 (5%)	1 (5%)		1 (6%)		
Arthralgia	1 (5%)	1 (5%)			1 (6%)	
Tachycardia	3 (15%)					
Upper respiratory infection		1 (5%)			1 (6%)	
Herpes simplex reactivation	1 (5%)		1 (5%)			
Dysgeusia	3 (15%)					
Diarrhea	1 (5%)				1 (6%)	
Sweating	1 (5%)			1 (6%)		
Limb edema	1 (5%)	1 (5%)				
Flushing	2 (10%)					
Dyspnea	1 (5%)	1 (5%)				
Insomnia	2 (10%)					
Vomiting	2 (10%)	1 (5%)				
Tremor	2 (10%)					

- **No new type of AEs reported**
- **No hypogammaglobulinemia or increased infections reported**
- **No difference in vaccine titers between Descartes-08 and placebo**

Safety dataset comprises all subjects who received at least one dose of Descartes-08 (n=20) or placebo (n=16).

All Grade 1–2 adverse events deemed possibly, probably or definitely related to the study drug with a cumulative incidence ≥10% and all Grade 3 adverse events deemed possibly, probably or definitely related to the study drug are reported. There were no Grade 4 adverse events

AE, Adverse event

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PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Phase 2a trial update: Descartes-08 retreatment continues to elicit deep and durable responses


Participant 1
Descartes-08 infusions
Descartes-08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
25
20
15
10
5
0


Participant 2
Descartes-08 infusions
Descartes-08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
25
20
15
10
5
0

- Three participants retreated to date, two of whom maintain minimum symptom expression 2 years after initial treatment
- Third participant achieved 4-point reduction in MG-ADL and 6-point reduction in MGC at the most recent, Month 2 follow-up of retreatment

Manuscript submitted for peer review; pre-print available at medRxiv.org.

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PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY
Cartesian therapeutics

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY13 Approximately 15% reduction in AChR antibody titer at Month 3 is in line with Phase 2a data Average reduction (±SEM) in AChR antibody in participants with baseline levels above LLOQ randomized to Descartes-08 (n=12) vs. Placebo (n=9). Phase 2a data Individual Anti-AChR antibody titers in all participants receiving six once-weekly infusions in the Phase 2a trial with detectable baseline levels (n=3). -14.8% +37.9% SEM, Standard error of the mean LLOQ, Lower limit of quantification

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY14 Descartes-08 observed not to deplete broader antibody repertoire or decrease vaccine titers for common viruses No significant change in common vaccine titers at primary end point (Day 85) relative to Day 12 No significance change in Ig at primary end point (D85) vs. Day 11 Not shown: anti-Men Sero C, anti-Men Sero W135, anti-Men Sero Y, anti-Diphtheria, anti-Measels, anti-Mumps and anti-Rubella titers Descartes-08 (DC08) Placebo (PLCB)Descartes-08 (DC08) Placebo (PLCB) 0.0 0.5 1.0 1.5 R el at iv e to Ba se lin e (D 85 /D 1; XD 85 /X D1 ) IgG 1. Data indicate change in Ig levels for each participant in the miTT group (n = 26) at Day 85 relative to Day 1. Data are individual values, median, range and IQR. 2. Data indicate change in vaccines titers for each participant in the mITT group (n=26) at Day 85 relative to Day 1. Data are individual values, median, range and IQR. Ig, Immunoglobulin VZV, Varicella zoster virus mITT, Modified intent-to-treat

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY15 Descartes-08 focuses the T-cell repertoire and selectively alters the autoreactome, showing clear biological activity Descartes-08 focuses the T-cell repertoire in a manner that correlates with clinical effect p=0.048 (Wilcoxon signed rank test) TCR Diversity D57 vs D1 Data show Clinical Score and TCR Sequencing TCR Diversity (Downsampled Rearrangements) in Phase 2a samples analyzed at Adaptive Biotechnologies (R06 dataset). For certain subjects where TCR sequencing sample data was unavailable, D1 data was imputed from Screen, and D57 data was imputed from D85. Samples from one re-treated patient were analyzed as indicated. P-value is provided for Wilcoxon matched-pairs signed rank test on all primary-treatment data pairs from D1 vs D57. Descartes-08 selectively alters the self-reactive branch of the antibody repertoire (i.e., autoreactome1) 1Bodansky et al., Journal of Clinical Investigation 2024, doi: 10.1101/2023.12.19.23300188. Serum analysis of 2Myasthenia gravis patients receiving Rituximab targeting CD20+ B cells, 3lymphoma patients receiving conventional CD19 DNA CAR-T, or 4gMG patients following infusion with DC-08. Data compare D85 to D1 for MG open label cohort (N=13). Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 051015 0 20000 40000 60000 80000 100000 Clinical Score (MG-ADL) TC R di ve rs ity (C lo no ty pe s/ 10 0K ) D1 D57 Timepoint Retreatment Minimal change in autoreactivity Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 R = 0.887 3CD-19 CAR-T (Lymp) Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 R = 0.850 4DC-08 BCMA CAR-T (MG) R = 0.493 2Rituximab/CD-20 (MG)T cell Repertoire vs. clinical score (MG-ADL) Large change in autoreactivity TCR, T-cell receptor

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY16 Wholly owned, in-house manufacturing FUTURE GROWTH Clinical and commercial manufacturing scale capabilities support maturing pipeline and future growth QUICK TO ADAPT Flexibility to quickly adapt to changes in processes or needs WHOLLY OWNED Ownership of quality control and production timelines COST EFFICIENT Potential cost efficiency Facility located in Frederick, MD ~30,000 sq. ft. state-of- the-art cGMP facility cGMP, Current good manufacturing practice

Deep and durable response maintained over 12 months in participants treated with Descartes-08 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY17 Deepening responses observed over time Durable responses observed over time Deepest responses observed in participants without exposure to prior biologic therapy Safety profile continues to support outpatient administration Planned Phase 3 AURORA study design finalized following meeting with U.S. FDA • Primary endpoint to assess MG-ADL improvement of ≥3 points at Month 4 relative to placebo • Expected to commence in 1H25

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY18 Q&A